U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: May 26, 2006


                      NATURALLY ADVANCED TECHNOLOGIES, INC.
                                formerly known as
                             HEMPTOWN CLOTHING INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


 British Columbia, Canada           0-50367                    98-0359306
________________________________________________________________________________
(State or other jurisdiction    (Commission file no.)        (IRS Employer
       of Incorporation)                                   Identification No.)


                              1307 Venables Street
                  Vancouver, British Columbia, Canada, V5L 2G1
                  ____________________________________________
                    (Address of Principal Executive Offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17  CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On approximately May 24, 2006, Naturally Advanced Technologies, Inc., formerly known as "Hemptown Clothing Inc." (the "Company"), provided notice to its shareholders of the annual general meeting (the "Meeting") of the shareholders of the Company to be held on Tuesday, July 11, 2006 at 10:00 a.m. at 250 Karl Clark Road, Edmonton, Alberta T6N 1E4. The Company distributed to its shareholders an Information Circular together with supporting documentation. The matters to be considered, reviewed, voted on and approved by the shareholders of the Company at the Meeting are: (i) report of the board of directors to the Company; (ii) financial statements of the Company; (iii) approval of the acts of the Board of Directors; (iv) approval of the appointment of auditors for the Company; (v) approval of the election of directors of the Company; and (vi) other business.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

    99.1 Notice of Annual General Meeting
    99.2 AGM Documents
    99.3 Proxy


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           NATURALLY ADVANCED TECHNOLOGIES, INC.


 Date: May 26, 2006                        By: /s/ JERRY KROLL
                                               ___________________________
                                                   Jerry Kroll
                                                   Chief Executive Officer